Exhibit 10.26

ADDENDUM TO SERVICE LEVEL AGREEMENT

entered into by and between

THE KWAZULU-NATAL PROVINCIAL GOVERNMENT, IN ITS DEPARTMENT OF WELFARE AND POPULATION DEVELOPMENT
herein represented by **MR.W. MAGWAZA** in his capacity as the Acting Head of the Department of Welfare and Population Development
(hereinafter referred to as "the Department")

AND

CASH PAYMASTER SERVICES (KWAZULU-NATAL) (Pty) Ltd, (registration number: 1997/013382/07), a private company duly registered and incorporated in terms of the company laws of the Republic of South Africa,
herein represented by **MR. SERGE BELAMANT** in his capacity as the Chief Executive Officer
(hereinafter referred to as "the Contractor")

PREAMBLE

WHEREAS the KwaZulu-Natal Provincial Government, in its Department of Welfare and Population Development entered into a contract with Cash Paymaster Services (KwaZulu-Natal) (Pty) Ltd, a private company duly registered and incorporated in terms of the company laws of the Republic of South Africa, for social grants payments and related services within the Province of KwaZulu-Natal for a period of 3 (three) years, commencing on 01 January 2000.

AND WHEREAS the said contract was later extended by agreement by and between the Parties, with the necessary approval by the KwaZulu-Natal Tender Board and the KwaZulu-Natal Provincial Government, in its Treasury Department, for a further period of 3 (three) years, terminating on 31 December 2005.

AND WHEREAS the Parties have agreed to amend the Service Level Agreement so as to provide for –

(a) the extension of the period of the said Service Level Agreement for a further period of 12 (twelve) months; and

(b) the cession and delegation of some or all of the duties, functions and obligations of the Department under the said Service Level Agreement,

on the terms and conditions set out hereinunder.

NOW THEREFORE the Parties record their agreement in writing as follows –

1. INTERPRETATIONS AND PRELIMINARY

In this agreement, unless the context otherwise indicates:

1.1. Clause headings shall, where appropriate, be used in the interpretation of this Agreement.

1.2. The words importing-

1.2.1. the singular include the plural and vice versa;

1.2.2. any one gender includes the other genders;

1.2.3. natural persons include juristic persons and vice versa;

1.3. Words and phrases defined in this Agreement which are defined or used in the Service Level Agreement or any statute that applies to the subject matter and services provided for in this agreement shall be construed in accordance with the applicable Service Level Agreement and such statute or regulations.

1.4. The Preamble to this Agreement forms part of this Agreement, as if specially mentioned herein.

1.5. "**Service Level Agreement**" means a service level agreement entered into by and between the Department and the Contractor on 17 July 2001.

PPN

1.6. "**the Agreement**" means this Agreement and includes and all annexures hereto,

Insertion of Clause 3.1A

2. The following Clause is hereby inserted in the Service Level Agreement after Clause 3.1:

" **RECORD**

3.1A. Notwithstanding the provisions of clause 3.1 above, the period of the Service Level Agreement is renewed and extended for a further period of 12 (twelve) months, which shall terminate on 31 December 2006: ~~Provided that either party shall be entitled to terminate this Agreement on giving at least 30 (thirty) days written notice to the other party.~~"

Insertion of Clause 14A

3. The following Clause is hereby inserted in the Service Level Agreement after Clause 14.2:

"**CESSION AND DELEGATION**

14A.1. The Department shall be entitled to cede, delegate, assign, transfer and/or make over any or all its rights, duties and obligations or responsibilities conferred to it by or under the Service Level Agreement or any law to a public entity without the consent of the Contractor.

14A.2. The Contractor may not cede, delegate, assign, transfer and/or make over any or all of its rights, duties and obligations or responsibilities conferred to it by or under the Service Level Agreement without the prior written consent of the Department or in the case where the Department has ceded, delegated, assigned, transferred and/or made over its rights, duties and obligations or responsibilities in terms of Clause 14A.1, without the prior written consent of such public entity. A written consent given or rendered under this Clause must not be unreasonably withheld."

Insertion of Clause 22

4. The following Clause is hereby inserted in the Service Level Agreement after Clause 21:

"**OWNERSHIP OF DOCUMENTS AND MATERIALS**

22.1. All documents and materials produced by the Contractor in the performance of its functions, duties and responsibilities in terms of this Agreement and the Service Level Agreement shall be, and shall remain the sole property of the Department.

22.2. The Constructor must, upon written request from the Department, submit any document and/or material related or used in by the Contractor in the performance of its functions, duties or responsibilities in terms of this Agreement and the Service Level Agreement to the Department within twenty-four (24) hours of such request.

Insertion of Clause 23

See Annexure A hereto.

THUS SIGNED ON BEHALF OF THE DEPARTMENT AT DURBAN
ON THIS THE 4th DAY OF APRIL 2006

MR. W. MAGWAZA
ACTING HEAD OF DEPARTMENT:
DEPARTMENT OF WELFARE AND
POPULATION DEVELOPMENT.

As Witnesses:

1. JOHN KHUMALO NAME	SIGNATURE
2. PINKY P. NGWANE NAME	SIGNATURE

THUS SIGNED ON BEHALF OF THE CONTRACTOR AT ROSEBANK ON
THIS THE 19th DAY OF APRIL 2006

MR. S BELAMANT
CASH PAYMASTER SERVICES (KZN) (Pty) Ltd

As Witnesses:

1. H. G. Kotzé NAME	SIGNATURE
2. NAME	SIGNATURE

ANNEXURE "A"

The following clause is hereby inserted in the Service Level Agreement after the aforesaid clause 22 :

"CONSENT TO JURISDICTION

The parties hereby consent to the exclusive jurisdiction of the Witwatersrand Local Division of the High Court of South Africa for the institution of all and any proceedings in respect of any cause of action arising from or relating to the Service Level Agreement, as amended by this Addendum".